PROPERTY ACQUISITION AGREEMENT
This Agreement is hereby made effective as of the 15Th day of July, 2005,

BETWEEN:

RESSOURCES ABITEX INC. a company duly incorporated and validly existing under the laws of the Province of British Columbia

(the "Vendor")

AND:

NIOGOLD MINING CORPORATION, a company duly incorporated and validly existing under the laws of the Province of British Columbia

(the "NioGold")

AND:

MICHEL LAVOIE, 318 Des Campagnards Val-Senneville Qc; JOY 2P0

("Lavoie")

AND:

ALAIN AUGER, 1010,45`h Avenue P.A.T. Montreal Qc H1A 3W4

("Auger")

AND:

PHIL SIGOUIN, 8 Weldale Drive, Kanata Ont. K2W 1A9

("Sigouin")

(Lavoie, Auger and Sigouin are hereinafter

referred to as the "Original Vendors")

WHEREAS:

A.

The Vendor is the recorded and beneficial holder of a 100% undivided right, title and interest in various mineral claims (the "Claims") located in the Malartic & Fourniere Townships, Province of Quebec, as more particularly described in Schedule "A" hereto (the "Property");

B.

NioGold wishes to acquire a 100% undivided right, title and interest in the Claims, and the Vendor wishes to sell such to NioGold, on the terms and conditions contained herein (the "Agreement");

C.

The Vendor had first purchased the Claims from the Original Vendors pursuant to an agreement dated May 28, 1996 (attached hereto as Schedule "B") in which the Original Vendors were granted a 3% net smelter return royalty (the "Royalty") to be paid equally to the Original Vendors (the "Original Acquisition Agreement");

D.

NioGold has proposed to the Original Vendors to modify the Royalty so that half of the Royalty (or 1.5%) may be purchased at any time by NioGold for a fixed amount;

E.

The Original Vendors have agreed to the modification of the Royalty;

THEREFORE this Agreement witness that, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.

Sale and Purchase

The Vendor hereby agrees to sell and NioGold hereby agrees to purchase from the Vendor its 100% undivided right, title and interest in the Claims comprising the Property in consideration for one cash payment of CAD $15,000.

2.

Representations and Warranties of the Vendor

The Vendor represents and warrants to NioGold that:

(a)

the Claims have been validly and properly located, staked and tagged, and the Claims are in good standing, free and clear of all assessments, charges, liens and encumbrances of any nature or kind whatsoever;

(b)

the Vendor is the beneficial and registered holder of a 100% undivided right, title and interest in the Claims, which interest is free and clear of any and all defects, charges, liens and encumbrances of any nature or kind, whatsoever;

(c)

no other person has any agreement or other right to acquire any interest in the Claims, and there are no royalties, fees or monies payable or required to be paid to, or any other rights of or obligations owing to, any person with regard to the Claims, at the exception of the Royalty payable to the Original Vendors pursuant to the Original Acquisition Agreement;

(d)

there are no actions, suits, claims, proceedings, litigation or investigations pending, or to the best of the Vendor's knowledge after due investigation, threatened, or any judgments outstanding and unsatisfied, against or affecting the Vendor, any part or all of the Claims, or this Agreement;

(e)

upon the execution hereof, NioGold shall have quiet and exclusive possession of, and the sole and exclusive working right to, the Claims;

(f)

the Vendor is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction;

(g)

the Vendor has the full undisputed power, right and authority to enter into and deliver this Agreement, to perform and observe the covenants and conditions or its part to be performed and observed herein, and to deal with the Claims as provided for in this Agreement; and

(h)

this Agreement has been duly executed and delivered by the Vendor and it constitutes a valid, legal and binding agreement enforceable against the Vendor in accordance with its terms.

3.

Representations and warranties of NioGold

NioGold represents and warrants to the Vendor that:

(a)

NioGold is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction;

(b)

NioGold has the full undisputed power, right and authority to enter into and deliver this Agreement, to perform and observe the covenants and conditions or its part to be performed and observed herein; and

(c)

this Agreement has been duly executed and delivered by NioGold and it constitutes a valid, legal and binding agreement enforceable against Niogold in accordance with its terms.

4.

Royalty Modification

The Original Vendors hereby consent and agree to the modification of the Royalty whereby NioGold will have the option to purchase from the Original Vendors half of the Royalty (or 1.5%) at any time for CAD$1,500,000, with each Original Vendor receiving CAD$500,000 for half (or 0.5%) of his share of the Royalty. Furthermore, the Original Vendors and NioGold agree that the remaining 1.5% may be purchased at any time by NioGold in consideration for an amount to be agreed upon by NioGold and the Original Vendors at the date of the purchase.

5.

Applicable Law

This Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable therein. The parties agree that the courts of Quebec shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement, and the parties agree to attorn to the jurisdiction of such courts.

6.

Execution and Delivery

The parties may execute this Agreement in counterparts and deliver same by facsimile, each facsimile being deemed to be an original and such counterpart, if any, being deemed to form one and the same instrument bearing the date set forth above notwithstanding the date of actual execution.

7.

Time

Time shall be of the essence hereof.

8.

Binding Effect

This agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

IN WITNESS OF WHICH the parties have duly executed this agreement as of the date first written above.

Alain Auger

Schedule "A" to Property Acquisition Agreement

made effective as of the 15th day of July, 2005 between RESSOURCES ABITEX INC., and NIOGOLD MINING CORPORATION

PROPERTY DETAILS

Designated Claim or Cell Number	Property /Township	Area (hectares)
5132156	MALARTIC	31.00
5132165	FOURNIERE	7.00
5132166	FOURNIERE	4.00
5132167	FOURNIERE	13.00
5132168	FOURNIERE	21.00
5132169	FOURNIERE	19.00
5132171	FOURNIERE	20.00
5132172	FOURNIERE	20.00
5132173	FOURNIERE	20.00
5132174	FOURNIERE	20.00
5132175	FOURNIERE	20.00
5132176	FOURNIERE	20.00
5132177	FOURNIERE	15.20

TOTAL	(13 claims)	230.20

Schedule "B" to Property Acquisition Agreement

made effective as of the 15th day of July, 2005 between Michel Lavoie, Alain Auger, Phil
Sigouin, and NIOGOLD MINING CORPORATION

ACQUISITION AGREEMENT DATED MAY 28, 1996 BETWEEN XEMAC RESOURCES INC., MICHEL LAVOIE, ALAIN AUGER & PHIL SIGOUIN

THIS AGREEMENT made as of the 28th day of May, 1996. BETWEEN:

OF THE FIRST PART

AND:

XEMAC RESOURCES INC., a company duly incorporated under the laws of the Province of British Columbia and having its registered office at 12th Floor, 1190 Hornby Street, Vancouver, British Columbia V6Z 2L3;

(hereinafter called the "Purchaser")

OF THE SECOND PART

WHEREAS:

A.

The Vendors are the beneficial owners of a 100% interest in the Malartic-Fournier property encompassing 21 contiguous claims in the Malartic Township and Fournier Township in the Province of Quebec, as more particularly described in the attached Schedule "A" (the "Claims");

B.

The Vendors and the Purchaser deal at arms-length;

C.

The Vendors wish to sell and the Purchaser wishes to purchase the Claims on the terms hereinafter provided:

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, agreements and promises herein contained the parties hereto covenant, agree, represent and promise each with the other as follows:

1.

The Vendors hereby jointly and severally agree to sell and the Purchaser agrees to purchase the Claims, subject to the terms and conditions of this Agreement and subject further to the reservation in favour of the Vendor of a 3% net smelter return

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royalty to be effective following the commencement of commercial production on the claims (the "NSR") to be paid in accordance with Schedule "B".

2.

In consideration of and for the sale of the Claims, the Purchaser shall issue and allot to the Vendors a total of 90,000 post-consolidated no par value common shares of the Purchaser (the "Shares"), subject to such restrictions on trading as may be imposed by all applicable statutes and subject to regulatory approval as defined in paragraph 4 hereof. The Shares shall be issued to the Vendors as follows:

Lavoie -

30,000

Auger -

30,000

Sigouin -

30,000

3.

The Shares shall be delivered to the Vendors by the Purchaser within five days of the receipt of regulatory approval as defined in paragraph 4 hereof.

4.

For all purposes of this Agreement, regulatory approval shall be deemed to have been received five business days after receipt of written confirmation from the Vancouver Stock Exchange (the "VSE") that the transaction contemplated by this Agreement has been accepted for filing by the VSE on behalf of the Purchaser and the Purchaser or its counsel provide the Vendors with a Form 20 duly filed with the Securities Commission of British Columbia relying upon the applicable s.55(2)(18) exemption as outlined in the Securities Act (British Columbia).

5.

The Vendors jointly and severally warrant and represent that:

(a)

they are the beneficial owners as to a full and unrestricted 100% right, title and interest in and to the Claims;

(b)

the Claims are free and clear of all liens, charges and encumbrances, save and except as noted in Schedule "A" attached hereto;

(c)

the Claims have been duly and validly recorded in accordance with the applicable laws of the Province of Quebec and are valid and subsisting mineral claims as at the date of execution and delivery of this Agreement;

(d)

they have the sole right to convey the Claims to the Purchaser notwithstanding any prior act and no other person, firm or corporation has any proprietary or other interest in the Claims; and

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(e)

the Purchaser shall have quiet possession of the Claims clear from any and all claims and encumbrances.

6.

The Purchaser warrants and represents that:

(a)

it is a body corporate which is duly incorporated, validly existing and is in good standing with respect to the filing of annual reports under the laws of the Province of British Columbia with full power, absolute authority and capacity to enter into this Agreement and to carry out the transaction contemplated hereby;

(b)

it has an authorized share capital of 300,000,000 shares divided into:

(i)

100,000,000 common shares without par value;

(ii)

100,000,000 Class "A" Preference shares with a par value of $10 each; and

(iii)100,000,000 Class "B" Preference shares with a par value of $50 each;

(c)

any shares to be allotted and issued pursuant to this Agreement shall be issued as fully paid and non-assessable.

7.

The Vendors covenant and agree upon receipt of the Shares as outlined in paragraphs two and three hereof, to grant, assign, convey and transfer unto the Purchaser an undivided 100% right, title and interest in and to the Claims by good, proper and sufficient conveyance to the Purchaser, its successor, assigns to and for its and their sole and only benefit and use forever, subject only to such mining laws relating to the Claims in force from time to time within the Province of Quebec and the reservation by the Vendors of the NSR.

8.

The Vendors covenant and agree, for the purpose of registering to the transfer of the Claims contemplated by this Agreement, to execute and delivery or cause to be executed and delivered, to the Purchaser concurrently with payment of the issuance and delivery of the Shares by the Purchaser, a Bill of Sale or other acceptable transfer documentation in recordable form transferring the Claims to the Purchaser, subject only to the NSR.

9.

The parties hereof covenant and agree to execute such further and other documents and deed to give such further and other assurances as may be necessary to fully implement this Agreement.

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10.

For the purposes of this Agreement, the term "net smelter return" shall include all monies realized and actually received on the sale of any ores or mineral mined or extracted from the Claims, including any premiums, bonuses and subsidies, less, if any, the cost of the smelting or other processing of such ores or minerals and all monies paid or payable on account of:

(a)

loading and transportation of the ores or minerals from the Claims or any mill erected on or about the Claims to the smelter or other purchaser;

(b)

freight allowance and severage taxes or royalties that may be paid to the Province of Newfoundland;

(c)

penalties or other deductions whatsoever paid or payable in relation to the sale of the ores or minerals; and

(d)

smelter treatment charges.

11.

For the purposes of this Agreement, commercial production of the Claims shall be determined to have commenced on the date upon which cash proceeds, not including proceeds received from the sale or disposition of mineral products for assay or testing purposes, having been received by the Purchaser from the sale of mineral products derived from the Claims. It is expressly understood that the Purchaser shall be under no obligation whatsoever to place the Claims into production, and in the event commercial production is commenced, the Purchaser shall have the right at any time to curtail or suspend such production as it may in its absolute discretion determine.

12.

The parties have entered into this Agreement subject to Regulatory Approval and conditional upon the transaction herein being a "minor transaction" as that term is defined in VSE Listings Policy Statement No. 18.2 dated March 31, 1995 and that Section 42 of the B.C. Securities Act does not apply to the issuance of the Shares by reason of Section 5(2)(18) of the B.C. Securities Act and the Purchaser will within-the time required by the B.C. Securities Act file a report in the required form disclosing distribution of the Shares to the Vendors together with any applicable filing fee.

13.

This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

14.

This Agreement shall be governed and interpreted in accordance with the laws of the Province of British Columbia.

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15.

This Agreement contains the whole agreement between the parties and there are no warranties, representations, terms, conditions, or collateral agreements, whether express, implied or otherwise, other than as expressly set forth in this Agreement.

16.

The invalidity of any particular provision of this Agreement shall not affect any other provision herein, and in such event, this Agreement shall be construed as if such invalid provision was omitted.

17.

Words of the singular number and masculine gender shall include words of the plural number, feminine or neuter genders, or firms and corporations, and vice versa.

18.

This Agreement may be signed in as many counterparts as may be necessary, each of which so signed may be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date first above written.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of and from the day and year first above written.

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SIGNED, SEALED AND DELIVERED by **ALAIN AUGER** in the presence of:

Kathy Morel
Signature

KATHY MOREL
Name

423, 8e avenue
Address

VAL D'OR

ALAIN AUGER

SIGNED, SEALED AND DELIVERED by **PHIL SIGOUIN** in the presence of:

Kathy Morel
Signature

KATHY MOREL
Name

423, 8e avenue
Address

VAL D'OR

PHIL SIGOUIN

THE COMMON SEAL OF **XEMAC RESOURCES INC.** was hereunto affixed in the presence of:

c/s

XEM#2/PUR-AGT.MF

SCHEDULE "A"

Claim list for the Fourniere-Malartic property

Fourniere Township, Range X

Claim #	Lots	Expiry date
5132165 to 5132176	36 to 47	97-02-26
Malartic Township, Range I Claim #	Lots	Expiry date
5132156 to 5132164	36 to 44	97-02-26

LAC
MALARTIC
CARTE INDEX
N
117
117
Ligne centrale du Canton Malartic
Lac Pinsens
Lac Pons
Lac Ponsons
RANG II
RANG I
CANTON MALARTIC
CANTON FOURNIERE
L-6W
L-0
L-3W
L-15
L.B.0
L.R.6+60S
L.R.462.5N
L.B.0
5m
36
37
38
39
40
41
42
43
44
45
46
47
5132156
5132157
5132160
5132161
5132162
5132165
5132166
5132167
5132168
5132169
5132170
5132171
5132172
5132173
5132174
5132175
5132176

PROJET MALARTIC

Canton Malartic ,Que.

S.N.R.C. 32D/01

ECHELLE 1: 50,000

1000 0 1000

Mètres

GEOLA LTEE 95-732

SCHEDULE "B"

PAYMENT OF NET SMELTER RETURNS AND GROSS PROCEEDS

The royalty of the Net Smelter Returns payable to the Vendors hereunder shall be paid quarterly, within 60 days after the end of each fiscal quarter of the Purchaser. The records relating to the calculation of the Net Smelter Returns and Gross proceeds shall be audited annually at the end of each fiscal year of the Purchaser and:

(a)

any adjustments of royalties payable to the Vendors shall be made forthwith;

(b)

a copy of the audited statements shall be delivered to the Vendors as soon as possible;

(c)

the Vendors shall have 90 days after receipt of such statements to question their accuracy in writing, and failing such objection, the statements shall be deemed prima facie correct.

The Vendors or an auditor duly appointed in writing by the Vendors, shall have the right at all reasonable times, upon written request, to inspect and obtain copies of those books and financial records of the Purchaser as are relevant to the determination of Net Smelter Returns and Gross Proceeds and at their own expense to make copies thereof.

The Vendors shall be paid the Net Smelter Returns on the following basis:

Lavoie -

1%

Auger -

1%

Sigouin -

1%